Exhibit 99.1

HeartCore Signs 13th Go IPO Contract

NEW YORK and TOKYO, March 18, 2024 (GLOBE NEWSWIRE) — HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), a leading enterprise software and consulting services company based in Tokyo, announced that it has signed an agreement (“Consulting Agreement”) with PharmaBio Corporation (“PharmaBio”) for its 13th Go IPO consulting service win.

As compensation for its services, HeartCore expects to generate from PharmaBio an aggregate of $500,000 in initial fees and $300,000 in success fees. In addition, HeartCore has received a warrant to acquire 3% of PharmaBio’s common stock, on a fully diluted basis.

“I am pleased to announce our 13th Go IPO contract win and our second contract for 2024,” said HeartCore CEO Sumitaka Kanno Yamamoto. “With the recent $9 million generated from the sale of a Go IPO client’s warrant, this business remains a pivotal driver for our long-term financial growth and our ability to pursue M&A opportunities within our software business. As our clients achieve successful listings on U.S. exchanges, HeartCore is poised to reach new heights, fueled by the revenue influx from the post-IPO sale of additional Go IPO client warrants. Our team’s reputation and services continue to solidify, establishing us as the preferred, go-to U.S. IPO advisory firm within the Japanese markets. We look forward to announcing our client’s successful listings and eagerly await the financial benefits that will help stabilize and propel the HeartCore business. Our team is confident that 2024 will be the strongest year in company history.”

As part of the Consulting Agreement, HeartCore will assist PharmaBio in its efforts to go public and list on the Nasdaq Stock Market (“Nasdaq”) or the New York Stock Exchange (“NYSE”). Through Go IPO, the Company services clients by assisting throughout the audit and legal firm hiring process, translating requested documents into English, assisting in the preparation of documentation for internal controls required for an initial public offering or de-SPAC, providing general support services, assisting in the preparation of the S-1 or F-1 filing, and more.

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. HeartCore’s GO IPOSM consulting services helps Japanese-based companies go public in the U.S. Additional information about the Company’s products and services is available at https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860